SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                ART DESIGN, INC.
                          ---------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
             -----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

                                ART DESIGN, INC.
                                3636 S. Jason St.
                               Englewood, CO 80113
                                 (303) 781-7280

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ________, 2012
To the Shareholders:

     Notice is hereby given that a special meeting of the shareholders of Art Design, Inc. (the "Company") will be held at 3636 S. Jason St., Englewood, CO 80113 on ________, 2012, at 10:00 a.m., for the following purposes:

     (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Rockdale Resources, Corporation;

     (2) to approve an amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue 10,000,000 shares of preferred stock; and

     (3) to approve an amendment to the Company's Articles of Incorporation to allow shareholders owning less than all of the Company's common stock to take action without a meeting in accordance with C.R.S. ss.7-107-104;

     to transact such other business as may properly come before the meeting.

     February 29, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of February 29, 2012, there were 10,820,600 outstanding shares of the Company's common stock.

                                      ART DESIGN, INC.

                                       ----------------------------------
March __, 2012                         Kathy Sheehan, Chief Executive Officer



--------------------------------------------------------------------------------

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

                                ART DESIGN, INC.
                                3636 S. Jason St.
                               Englewood, CO 80113
                                 (303) 781-7280

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on _____, 2012, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ______, 2012.

     There is one class of capital stock outstanding, that being common stock. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the adoption of the proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following  table lists, as of February 29, 2012, the  shareholdings  of
(i) each person owning  beneficially  5% or more of the  Company's  common stock
(ii) each officer of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

Name and Address                   Number of Shares        Percent of Class
----------------                   ----------------        ----------------

Kathy Sheehan (1)                     2,625,000               24.6%
3636 S. Jason St.
Englewood, Colorado 80113

Todd Sheehan (1)                      2,525,000               23.3%
3636 S. Jason St.
Englewood, Colorado 80113


Rebecca Gregarek (2)                  3,250,000               30.0%
3636 S. Jason St.
Englewood, Colorado 80113



All Officers and                      8,400,000
Directors as a Group                                          77.9%
(three persons)

(1) Kathy Sheehan and Todd Sheehan are married. Their shares ownership includes 150,000 shares owned by their minor children.

(2)  Includes shares held by Ms. Gregarek's husband.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ROCKDALE RESOURCES, INC.

     In February 2012 the Company decided to become involved in the exploration and development of oil and gas.

     Accordingly, the shareholders of the Company are being requested to vote on the adoption of an amendment to the Company's Articles of Incorporation changing the name of the Company to Rockdale Resources Corporation.

     The Board of Directors recommends that the shareholders vote for this proposal.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE 10,000,000 SHARES OF PREFERRED STOCK

     The Company is presently authorized to issue 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the date of this proxy statement, the Company had 10,820,600 outstanding shares of common stock and no outstanding shares of preferred stock.

     Under Colorado law, shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. For each series, the voting powers and preferences, dividend rights, preferential payments on liquidation, rights to convert the preferred shares into common shares, and any other qualifications, limitations or restrictions will be established by the Board of Directors.

     With this flexibility, the Board of Directors can issue a series of preferred stock which, unlike common stock, can be specifically tailored to unique aspects of a financing or an acquisition.

     However, the Company is currently authorized to issue only 1,000,000 shares of preferred stock. The Company is of the opinion that having the ability to issue more shares of preferred stock would allow the Company to issue multiple series of preferred stock.

     It should be noted, however, that the issuance of preferred stock with multiple votes per share and dividend rights, which would have priority over any dividends paid with respect to the holders of common stock, may make the removal of management difficult, even if the removal would be considered beneficial to stockholders generally, and may have the effect of limiting stockholders' participation in transactions such as mergers or tender offers if these transactions are not favored by the Company's management.

     The   Company   does  not  have  any   current   plans,   arrangements   or
understandings, written or oral, with respect to the issuance of any preferred shares.

     The Board of Directors recommends that the shareholders vote for this proposal.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION SUCH THAT SHAREHOLDERS WOULD BE AUTHORIZED TO TAKE ACTION BY WRITTEN CONSENT AND WITHOUT A MEETING

     Many states, including Colorado, allow shareholders owning a majority of the shares of a corporation's common stock to approve actions without the necessity of holding a meeting of the corporation's shareholders. Many corporations find this to be advantageous, in certain instances, for the following reasons:

     o allowing shareholder action without the necessity of calling and holding a shareholders' meeting allows for quick action and avoids unnecessary expense.

     o holding a shareholders' meeting is unnecessary when shareholders owning the number of shares required to approve any resolution at a meeting have already approved the resolution.

     At the present, the Company's Articles of Incorporation allow the Company's shareholders to approve any action without a meeting only if a written consent is signed by all of the Company's shareholders.

     Since the Company has approximately 80 shareholders of record, the Company could avoid the time and expense of holding a shareholders' meeting only if the

Company obtained the written consent from all of the Company's shareholders. However, obtaining this number of written consents would be impractical, and if the matter had already been approved by shareholders owning the number of the shares required to approve the action at a meeting, a waste of effort.

     Accordingly, shareholders are being requested to vote on amending the Company's Articles of Incorporation to allow shareholders owning less than all of the Company's common stock to take action without a meeting pursuant to Colorado Revised Statute ss.7-107-104.

     The proposal is to amend Article V, Section 8 of the Company's Articles of Incorporation so it would read as follows:

                                    ARTICLE V
     Section 8
     ---------

     Any action required or permitted by the Colorado Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

     The Board of Directors recommends that the shareholders vote for this proposal.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the year ending December 31, 2011 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

          Please complete, sign and return the attached proxy promptly.

                                  ART DESIGN, INC.                        PROXY
           This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of Art Design acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 3636 S. Jason St., Englewood, CO 80113, on ___________, 2012, at 10:00 a.m., and hereby appoints Kathy Sheehan with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

 The Board of Directors recommends a vote FOR Proposals 1-3.

 (1) To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Rockdale Resources Corporation;

          [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

 (2) To approve an amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue 10,000,000 shares of preferred stock

          [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

(3) To approve an amendment to the Company's Articles of Incorporation to allow shareholders owning less than all of the Company's common stock to take action without a meeting consistent with C.R.S. ss.7-107-104

          [ ]  FOR    [ ]  AGAINST  [ ]  ABSTAIN

    To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 3.

                                       Dated this      day of             2012.
                                                  -----       ------------


                                       ----------------------------------------
                                                      (Signature)


                                       ----------------------------------------
                                                      (Print Name)

    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

   Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:

                                ART DESIGN, INC.
                                3636 S. Jason St.
                               Englewood, CO 80113
                                 (303) 781-7280

                                ART DESIGN, INC.
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS


     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on __________, 2012.

1.       This notice is not a form for voting.

2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

3. The Proxy Statement, Information Statement, Annual Report to Shareholders is available at www.____________________

4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before ______, 2012 to facilitate timely delivery.

     A special meeting of the Company's shareholders will be held at the Company's offices located at 3636 S. Jason St., Englewood, CO 80113 on ________, 2012, at 10:00 a.m., for the following purposes:

     (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Rockdale Resources Corporation;

     (2) to approve an amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue 10,000,000 shares of preferred stock; and

     (3) to approve an amendment to the Company's Articles of Incorporation to allow shareholders owning less than all of the Company's common stock to take action without a meeting consistent with C.R.S. ss.7-107-104;

     to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR all proposals listed on the Notice of Special Meeting of Shareholders.

     ______, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

    Shareholders may access the following documents at www.____________________:

          o    Notice of the 2012 Special Meeting of Shareholders
          o    Company's 2012 Proxy Statement;
          o    Proxy Card

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling __________, by emailing the Company at www_______________________, or by visiting www.______________________ and indicating if you want a paper copy of the proxy materials and proxy card:

          o    for this meeting only, or
          o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on ___________, 2012, you can, if desired, attend the Special Meeting and vote in person.

     Shareholders can obtain directions to the 2012 special shareholders' meeting at www._______________________.

     Please visit www._________ to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                                Art Design, Inc.
                                3636 S. Jason St.
                               Englewood, CO 80113